                                                                    EXHIBIT 10.3

                                                     October 4, 2004

Millstream II Acquisition Corporation
435 Devon Park Drive
Building 400
Wayne, Pennsylvania 19087

EarlyBirdCapital, Inc.
600 Third Avenue
33rd Floor
New York, New York 10016

                  Re:      Initial Public Offering

Gentlemen:

                  The undersigned stockholder and director of Millstream II
Acquisition Corporation ("Company"), in consideration of EarlyBirdCapital, Inc.
("EBC") entering into a letter of intent ("Letter of Intent") to underwrite an initial public offering of the securities of the Company ("IPO") and embarking on the IPO process, hereby agrees as follows (certain capitalized terms used herein are defined in paragraph 11 hereof):

                  1. If the Company solicits approval of its stockholders of a
Business Combination, the undersigned will vote all Insider Shares owned by him in accordance with the majority of the votes cast by the holders of the IPO
Shares.

                  2. In the event that the Company fails to consummate a
Business Combination within 18 months from the effective date ("Effective Date")
of the registration statement relating to the IPO (or 24 months under the circumstances described in the prospectus relating to the IPO), the undersigned will take all reasonable actions within his power to cause the Trust Fund (as defined in the Letter of Intent) to be liquidated and distributed to the holders of the IPO Shares as soon as reasonably practicable. The undersigned hereby waives any and all right, title, interest or claim of any kind in or to any distribution the Trust Fund as a result of such liquidation with

Millstream II Acquisition Corporation
EarlyBirdCapital, Inc.
October 4, 2004

respect to the undersigned's Insider Shares ("Claim") and hereby waives any
Claim the undersigned may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against the Trust Fund for any reason whatsoever.

                  3. In order to minimize potential conflicts of interest which may arise from multiple affiliations, the undersigned agrees to present to the
Company for its consideration, prior to presentation to any other person or entity, any suitable opportunity to acquire an operating business, until the earlier of the consummation by the Company of a Business Combination, the distribution of the Trust Fund or until such time as the undersigned ceases to be an officer or director of the Company, subject to any pre-existing fiduciary obligations the undersigned might have.

                  4. The undersigned acknowledges and agrees that the Company will not consummate any Business Combination which involves a company which is affiliated with any of the Insiders unless the Company obtains an opinion from an independent investment banking firm reasonably acceptable to EBC that the business combination is fair to the Company's stockholders from a financial perspective.

                  5. Neither the undersigned, any member of the family of the undersigned, nor any Affiliate of the undersigned will be entitled to receive and will not accept any compensation for services rendered to the Company prior to the consummation of the Business Combination; provided that the undersigned shall be entitled to reimbursement from the Company for their out-of-pocket expenses incurred in connection with seeking and consummating a Business
Combination.

                  6. Neither the undersigned, any member of the family of the undersigned, or any Affiliate of the undersigned will be entitled to receive or accept a finder's fee or any other compensation in the event the undersigned, any member of the family of the undersigned or any Affiliate of the undersigned originates a Business Combination.

                  7. The undersigned will escrow his Insider Shares for the
three year period commencing on the Effective Date subject to the terms of a
Stock Escrow Agreement which the Company will enter into with the undersigned and an escrow agent acceptable to the Company.

                  8. The undersigned agrees to be a member of the Board of
Directors of the Company until the earlier of the consummation by the Company of a Business Combination or the distribution of the Trust Fund. The undersigned's biographical

Millstream II Acquisition Corporation
EarlyBirdCapital, Inc.
October 4, 2004

information furnished to the Company and EBC and attached hereto as
Exhibit A is true and accurate in all respects, does not omit any material information with respect to the undersigned's background and contains all of the information required to be disclosed pursuant to Section 401 of Regulation S-K, promulgated under the Securities Act of 1933. The undersigned's Questionnaire furnished to the Company and EBC and annexed as Exhibit B hereto is true and accurate in all respects. The undersigned represents and warrants that:

              (a) he is not subject to or a respondent in any legal action for, any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction;

              (b) he has never been convicted of or pleaded guilty to any crime
(i) involving any fraud or (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities and he is not currently a defendant in any such criminal proceeding;
and

              (c) he has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked.

                  9. The undersigned has full right and power, without violating any agreement by which he is bound, to enter into this letter agreement and to serve as a member of the Board of Directors of the Company.

                  10. The undersigned authorizes any employer, financial
institution, or consumer credit reporting agency to release to EBC and its legal representatives or agents (including any investigative search firm retained by
EBC) any information they may have about the undersigned's background and finances ("Information"). Neither EBC nor its agents shall be violating the undersigned's right of privacy in any manner in requesting and obtaining the
Information and the undersigned hereby releases them from liability for any damage whatsoever in that connection.

                  11. As used herein, (i) a "Business Combination" shall mean an acquisition by merger, capital stock exchange, asset or stock acquisition, reorganization or otherwise, of an operating business selected by the Company;
(ii) "Insiders" shall mean all officers, directors and stockholders of the
Company immediately prior to the IPO; (iii) "Insider Shares" shall mean all of the shares of Common Stock of the Company owned by an Insider prior to the IPO;
and (iv) "IPO Shares" shall mean the shares of Common Stock issued in the
Company's IPO.

Millstream II Acquisition Corporation
EarlyBirdCapital, Inc.
October 4, 2004

                                                  Dr. Heinz C. Schimmelbusch
                                                  --------------------------
                                                  Print Name of Insider

                                                  /s/ Dr. Heinz C. Schimmelbusch
                                                  ------------------------------
                                                  Signature

EXHIBIT A

     DR. HEINZ C. SCHIMMELBUSCH has been a member of our board of directors since our inception. Since January 1997, he has served as managing director of the general partner and of the management company of Safeguard International.
Since April 2003, Dr. Schimmelbusch has served as chairman of the board and chief executive officer of Timminco Limited, a publicly held Canadian company that manufactures and supplies magnesium products. Since July 1998, Dr.
Schimmelbusch has served as chairman of the board and a director of Metallurg,
Inc. and has served as its chief executive officer since November 2002. He has also served as president, chief executive officer and a director of Metallurg
Holdings, Inc. since July 1998. Dr. Schimmelbusch has also been chairman and chief executive officer of Allied Resource Corporation, a global technology based industrial services company, since January 1994. Since June 2003, Dr.
Schimmelbusch has served as a member of the board of directors of MMC Norilsk
Nickel, a producer of nickel, copper, cobalt, palladium, platinum and other precious metals (gold, silver), selenium, tellurium, technical sulfur, hard coal and other materials for industrial needs with its securities listed on the
London, Moscow and Berlin Stock Exchanges and the Over The Counter Bulletin
Board. Dr. Schimmelbusch also served as a member of the board of directors of
NationsHealth, Inc. from August 2003 until August 2004. Dr. Schimmelbusch also served as a member of the Presidency of the German Industry Association in
Cologne, Germany from January 1992 to January 1993 and chairman of its
Environmental Committee and the vice president and member of the Executive
Committee of the International Chamber of Commerce (ICC) in Paris, France from
January 1992 to January 1993. He also chaired the International Advisory
Committee of the Austrian Chancellor for which he was awarded the Golden Cross of Honor for services to the Republic of Austria. Dr. Schimmelbusch received a graduate degree and Ph.D. in economics from the University of Tubingen, Germany.